SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 7, 2007
Date of Report
(Date of earliest event reported)
MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20425 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices)	(ZIP Code)
Registrant’s telephone number, including area code: (301) 944-6600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
     On November 7, 2007, MiddleBrook Pharmaceuticals, Inc. (the “Company”) entered into several agreements with Deerfield Management L.P. (“Deerfield”), one of the Company’s largest equity stockholders, pursuant to which the Company sold certain assets, and assigned certain intellectual property rights, relating to the Company’s existing cephalexin business, excluding cephalexin PULSYS, to Deerfield for $7.5 million, less a $500,000 payment to Deerfield. Pursuant to a consignment of those assets and license of those intellectual property rights back to the Company, the Company will continue to operate its existing cephalexin business, subject to consignment and royalty payments to Deerfield of 20% of net sales, which declines as the agreement matures. In addition, the Company granted to Deerfield a six-year warrant to purchase 3.0 million shares of the Company’s common stock at $1.38 per share, the closing market price for the Company’s common stock on November 7, 2007.
     If and when the Company receives approval of its Amoxicillin PULSYS New Drug Application, it may require Deerfield to acquire and license certain intellectual property rights relating only to the Company’s cephalexin PULSYS business for a payment of $2.5 million. Pursuant to a sublicense of those intellectual property rights back to the Company, the Company will continue to operate its cephalexin PULSYS business, also subject to royalty payments to Deerfield.
     Deerfield also granted the Company the right to repurchase all assets and rights acquired and licensed by Deerfield for a flat purchase price of $14.0 million, if the Company has required Deerfield to acquire the intellectual property rights relating to the Company’s cephalexin PULSYS business, or $11.0 million if Deerfield has not acquired these rights (in each case subject to certain adjustments), assuming the Company exercises its repurchase rights prior to November 7, 2008. Those repurchase prices will increase by $2.0 million on each subsequent anniversary of that date. The Company’s exercise of this purchase right is mandatory upon a change in control of the Company.
     Each of the material agreements relating to these transactions is summarized in greater detail below.
Asset Purchase Agreements
     In connection with these transactions, Deerfield incorporated two special purpose entities, Kef Pharmaceuticals, Inc. (“Kef”), a Delaware corporation, and Lex Pharmaceuticals, Inc. (“Lex”), a Delaware corporation, to hold the assets and intellectual property rights acquired from the Company by Deerfield. The acquisition of those assets and intellectual property rights by Kef and Lex are governed by two separate agreements. The first is the Asset Purchase Agreement, dated as of November 7, 2007, between the Company and Kef (the “Kef APA”). The second is the Asset Purchase Agreement, dated November 7, 2007, between the Company and Lex, (the “Lex APA”). Copies of the Kef APA and the Lex APA are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference.
     The Kef APA
     The Kef APA provides for two separate transactions. The first closed on November 7, 2007, and resulted in the sale to Kef of the Company’s existing cephalexin inventory for a purchase price of $2,250,000. Pursuant to the Inventory Consignment Agreement (described below), which was executed by the Company and Kef concurrently with their execution of the Kef APA, the cephalexin inventory was consigned back to the Company, subject to consignment payments to Kef, so the Company may continue to operate its existing cephalexin business.
     The second transaction (the “Kef Second Transaction”) will take place (subject to customary closing conditions), at the Company’s option, after the receipt of an approval or approvable letter for Amoxicillin PULSYS; provided, that such approval or approvable letter is received, and the Company exercises its option, prior to June 30, 2008. In connection with the second transaction, the Company will license to Kef certain patents relating to cephalexin PULSYS pursuant to the Patent License (described below) for a cash payment of $2,000,000. Kef will then grant the Company a sublicense back of the same patents pursuant to the Patent Sublicense (described below) so the Company may continue to operate its ongoing cephalexin business, subject to consignment payments to Kef discussed above.
     The Kef APA contains customary representations and warranties, which are in certain cases modified by “materiality” and “knowledge” qualifiers, and customary covenants for a transaction of this type. Pursuant to the terms of the Kef APA, the Company is required to indemnify Kef for all damages arising from (i) the Company’s breach of the Kef APA, (ii) any liabilities (other than taxes) relating to the assets sold to Kef, (iii) any violation by the Company of any law or regulation and (iv) any negligence or willful misconduct of the Company. Pursuant to the terms of the Kef APA, Kef is required to indemnify the Company for all damages arising from (i) Kef’s breach of the Kef APA, (ii) any liabilities Kef assumes in the transactions, (iii) any violation by Kef of any law or regulation and (iv) any negligence or willful misconduct of Kef.
     The Lex APA
     The Lex APA provides for two separate transactions. The first closed on November 7, 2007, and resulted in the sale to Lex of the Company’s approved new drug applications relating to cephalexin, technical data surrounding those new drug applications and the trademark “KEFLEX” and all registrations and applications for registration thereof for a purchase price of $5,250,000. Pursuant to the Registration and Trademark License (described below), which was executed by the Company and Lex concurrently with their execution of the Lex APA, Lex granted to the Company a license to those new drug applications, technical data and trademarks so the Company may continue to operate its ongoing cephalexin business, subject to royalty payments to Lex.
     The second transaction (the “Lex Second Transaction”) will take place (subject to customary closing conditions), at the Company’s option, after the receipt of an approval or approvable letter for Amoxicillin PULSYS; provided, that such approval or approvable letter is received, and the Company exercises its option, prior to June 30, 2008. In connection with the second transaction, the Company will sell to Lex the investigational new drug application relating to cephalexin PULSYS and all technical data thereto and intellectual property rights therein for a cash payment of $500,000. Lex will then grant the Company a license back of the right to use that investigational new drug application and the related technical data and intellectual property pursuant to the Registration and Trademark License so the Company may continue to operate its ongoing cephalexin business, subject to the royalty payments to Lex discussed above.
     The Lex APA contains customary representations and warranties, which are in certain cases modified by “materiality” and “knowledge” qualifiers, and customary covenants for a transaction of this type. Pursuant to the terms of the Lex APA, the Company is required to indemnify Lex for all damages arising from (i) the Company’s breach of the Lex APA, (ii) any liabilities (other than taxes) relating to the assets sold to Lex, (iii) any violation by the Company of any law or regulation and (iv) any negligence or willful misconduct of the Company. Pursuant to the terms of the Lex APA, Lex is required to indemnify the Company for all damages arising from (i) Lex’s breach of the Lex APA, (ii) any liabilities Lex assumes in the transactions, (iii) any violation by Lex of any law or regulation and (iv) any negligence or willful misconduct of Lex.
Stock Purchase Agreements
     In connection with the transactions contemplated by the Kef APA and the Lex APA (the “Asset Transactions”), Kef, Lex and the Deerfield investment funds that are the stockholders of Kef and Lex (the “Kef Stockholders” and the “Lex Stockholders”, respectively) granted the Company the right to unwind the Asset Transactions by acquiring all of the outstanding capital stock of both Kef and Lex (the “Stock Transactions”). The Stock Transactions are governed by (i) the Stock Purchase Agreement, dated November 7, 2007, among the Company, Kef, the Kef Stockholders and Deerfield Management, L.P. (the “Kef SPA”) and (ii) the Stock Purchase Agreement, dated November 7, 2007, among the Company, Lex, the Lex Stockholders and Deerfield Management, L.P. (the “Lex SPA”). Copies of the Kef SPA and the Lex SPA are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

     The Kef SPA
     Pursuant to the Kef SPA, the Company was granted an option to purchase all of the outstanding capital stock of Kef (the “Kef Option”), thereby unwinding the previous asset sales made pursuant to the Kef APA, for a exercise price of $3,600,000 (if the Kef Second Transaction has taken place) or $2,700,000 (if the Kef Second Transaction has not taken place), in each case subject to certain adjustments (the “Kef Exercise Price”). The Kef Option will terminate on June 30, 2008; provided, that the Company may extend the Kef Option to December 31, 2008 by making a payment to Kef of $1,800,000 (if the Kef Second Transaction has taken place) or $1,350,000 (if the Kef Second Transaction has not taken place). The Company may further extend the Kef Option to September 30, 2009 by making an additional payment to Kef of $6,000,000 (if the Kef Second Transaction has taken place) or $4,500,000 (if the Kef Second Transaction has not taken place). All such payments will be credited against the Kef Exercise Price. The Kef Option also will terminate upon (i) the termination of the Patent Sublicense and (ii) the termination of the Registration and Trademark License. The Company must exercise the Kef Option upon a change in control of the Company.
     In consideration for the Kef Option, the Company (i) paid to the Kef Stockholders $150,000 and (ii) granted to the Kef Stockholders warrants to purchase 900,000 shares of the Company’s common stock pursuant to the terms and conditions of the Warrants (described below).
     The Kef SPA is subject to customary closing conditions and contains customary representations and warranties for a transaction of this type, which are in certain cases modified by “materiality” and “knowledge” qualifiers. The Kef SPA contains customary covenants for a transaction of this type, including covenants requiring Kef to maintain and preserve its organization and assets, as well as covenants prohibiting Kef from taking certain actions that may impact the value of Kef or its assets.
     Pursuant to the Kef SPA, the Kef Stockholders are required to indemnify the Company for all damages arising from (i) Kef’s or any Kef Stockholder’s breach of the Kef SPA, (ii) Kef’s or any Kef Stockholder’s violation of law or regulation, (iii) Kef’s or any Kef Stockholder’s gross negligence or willful misconduct and (iv) all liabilities of Kef, except for (A) obligations arising solely from Kef’s ownership of the assets acquired from the Company, (B) liabilities that resulted in an adjustment to the Kef Exercise Price and (C) liabilities caused by the Company. Pursuant to the Kef SPA, the Company is required to indemnify the Kef Stockholders for (i) the Company’s breach of the Kef SPA, (ii) the Company’s violation of law or regulation and (iii) the Company’s gross negligence or willful misconduct.
     The Lex SPA
     Pursuant to the Lex SPA, the Company was granted an option to purchase all of the outstanding capital stock of Lex (the “Lex Option”), thereby unwinding the previous asset sales made pursuant to the Lex APA, for a exercise price of $8,400,000 (if the Lex Second Transaction has taken place) or $6,300,000 (if the Lex Second Transaction has not taken place), in each case subject to certain adjustments, plus an additional $2,000,000 per year that passes between the execution of the Lex SPA and the exercise of the Lex Option (the “Lex Exercise Price”). The Lex Option will terminate on June 30, 2008; provided, that the Company may extend the Lex Option to December 31, 2008 by making a payment to Lex of $1,260,000 (if the Lex Second Transaction has taken place) or $950,000 (if the Lex Second Transaction has not taken place). The Company may further extend the Lex Option to September 30, 2009 by making an additional payment to Lex of $4,200,000 (if the Lex Second Transaction has taken place) or $3,100,000 (if the Lex Second Transaction has not taken place). The Company may extend the Lex Option further still to its ultimate termination date of November 1, 2012 by making an additional payment to Lex of $2,940,000 (if the Lex Second Transaction has taken place) or $2,200,000 (if the Lex Second Transaction has not taken place). All such payments will be credited against the Lex Exercise Price. The Lex Option also will terminate upon (i) the termination of the Patent Sublicense and (ii) the termination of the Registration and Trademark License. The Company must exercise the Lex Option upon a change in control of the Company.

     In consideration for the Lex Option, the Company (i) paid to the Lex Stockholders $350,000 and (ii) granted to the Lex Stockholders warrants to purchase 2,100,000 shares of the Company’s common stock pursuant to the terms and conditions of the Warrants.
     The Lex SPA is subject to customary closing conditions and contains customary representations and warranties for a transaction of this type, which are in certain cases modified by “materiality” and “knowledge” qualifiers. The Lex SPA contains customary covenants for a transaction of this type, including covenants requiring Lex to maintain and preserve its organization and assets, as well as covenants prohibiting Lex from taking certain actions that may impact the value of Lex or its assets.
     Pursuant to the Lex SPA, the Lex Stockholders are required to indemnify the Company for all damages arising from (i) Lex’s or any Lex Stockholder’s breach of the Lex SPA, (ii) Lex’s or any Lex Stockholder’s violation of law or regulation, (iii) Lex’s or any Lex Stockholder’s gross negligence or willful misconduct and (iv) all liabilities of Lex, except for (A) obligations arising solely from Lex’s ownership of the assets acquired from the Company, (B) liabilities that resulted in an adjustment to the Lex Exercise Price and (C) liabilities caused by the Company. Pursuant to the Lex SPA, the Company is required to indemnify the Lex Stockholders for (i) the Company’s breach of the Lex SPA, (ii) the Company’s violation of law or regulation and (iii) the Company’s gross negligence or willful misconduct.
Intellectual Property and Ancillary Agreements
     Inventory Consignment Agreement
     Pursuant to the Kef APA, Kef purchased the Company’s cephalexin product inventory. Pursuant to the Inventory Consignment Agreement, dated as of November 7, 2007, between Kef and the Company (the “Inventory Consignment Agreement”) Kef will consign to the Company the purchased cephalexin inventory so the Company may continue to operate its existing cephalexin business. In exchange for this consignment, the Company shall make consignment payments to Kef equal to 11% of the Company’s net sales of the consigned inventory, until either the Company exercises the Kef Option, the Kef Option terminates or the Company makes a payment to extend the Kef Option pursuant to the terms of the Kef APA. Thereafter, the consignment payments due to Kef will decrease to 6% of the Company’s net sales of the consigned inventory. All such payments are subject to a minimum of $400,000 per calendar quarter; provided, that all royalty payments made to Lex pursuant to the Registration and Trademark License during any calendar quarter shall be included for purposes of determining whether the Company has made the minimum $400,000 in payments for such quarter.
     The Inventory Consignment Agreement will terminate upon (i) the termination of the Kef Option, (ii) at either Kef’s or the Company’s option, upon the termination of the Patent Sublicense or the uncured breach of the Inventory Consignment Agreement by the other party, or (iii) at Kef’s option, upon the Company’s failure to make payments pursuant to the Inventory Consignment Agreement. A copy of the Inventory Consignment Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
     Registration and Trademark License
     Pursuant to the Registration and Trademark License Agreement, dated as of November 7, 2007, between Lex and the Company (the “Registration and Trademark License”), Lex licensed back to the Company the right to use the assets acquired by Lex, as well as those assets to be acquired by Lex, pursuant to the Lex APA, so the Company may continue to operate its cephalexin business. In exchange for this license, the Company must pay to Lex a 9% royalty on the net sales of cephalexin products, subject to a minimum payment of $400,000 per calendar quarter; provided, that all consignment payments made to Kef pursuant to the Inventory Consignment Agreement during any calendar quarter shall be included for purposes of determining whether the Company has made the minimum $400,000 in payments for such quarter.

     The Registration and Trademark License will terminate upon (i) the termination of the Kef Option, (ii) at either Lex’s or the Company’s option, upon the insolvency or uncured default under the Lex APA, the Inventory Consignment Agreement or the Registration and Trademark License of the other party, or (iii) at Lex’s option, upon the Company’s failure to make any payments pursuant to the Registration and Trademark License or the Company’s uncured violation of law or regulatory requirement. A copy of the Registration and Trademark License is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
     Patent License Agreement
     Pursuant to the Kef APA, upon the consummation of the Kef Second Transaction, the Company and Kef will enter into the Patent License Agreement (the “Patent License”), whereby the Company will grant to Kef an exclusive license (even as to the Company) to seven PULSYS related patents and thirteen PULSYS related patent applications for use with all forms of cephalexin antibiotic products. The products include those currently manufactured under approved new drug applications numbers 50-405 and 50-406 and those that may be sold under investigational new drug application no. 73,767. The Company will remain responsible for interacting with all regulatory and governmental authorities and for the maintenance of the licensed patents. A copy of the form of Patent License is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.
     Patent Sublicense Agreement
     In the event that Kef and the Company enter into the Patent License, they will concurrently enter into the Patent Sublicense Agreement (the “Patent Sublicense”), whereby Kef will grant to the Company an exclusive sublicense under the Patent License to the seven PULSYS related patents and thirteen PULSYS related patent applications of the Patent License for use with all forms of cephalexin antibiotic products. This sublicense will allow the Company to continue to operate its cephalexin business.
     The Patent Sublicense will terminate upon (i) the termination of the Lex Option or the Kef Option, (ii) at either Kef’s or the Company’s option, upon the insolvency or uncured default under the Kef APA, the Inventory Consignment Agreement, the Registration and Trademark License, the Patent License or the Patent Sublicense (including any unauthorized sublicense thereof) of the other party, or (iii) at Kef’s option, upon the Company’s uncured violation of law or regulatory requirement. A copy of the form of Patent Sublicense is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.
     Agreement Regarding Regulatory Responsibilities
     In connection with the transactions contemplated by the Lex APA, Lex and the Company entered into the Agreement Regarding Regulatory Responsibilities, whereby Lex became the sponsor of the investigational new drug application relating to cephalexin PULSYS, as well as the holders of the Company’s approved new drug applications relating to cephalexin, and transferred responsibilities for all regulatory obligations in connection therewith to the Company. A copy of the Agreement Regarding Regulatory Responsibilities is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.
     Keflex Products Transition Agreement
     Pursuant to the Inventory Consignment Agreement, the Company will hold on consignment the inventory of cephalexin products sold to Kef pursuant to the Kef APA, and will continue to sell such cephalexin products. In consideration thereof, Kef and the Company entered into the Keflex Products Transition Agreement, whereby upon the termination of the Inventory Consignment Agreement, if such termination occurs, the Company is obligated to cease all sales and shipments of cephalexin products, to deliver to Kef any outstanding orders for cephalexin products, and to return to Kef all consigned inventory. A copy of the Keflex Products Transition Agreement is attached as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.
     Contingent Manufacturing Agreement
     In connection with the Asset Transactions, Lex and the Company entered into the Contingent Manufacturing Assignment Agreement, pursuant to which the Company is obligated, at Lex’s option, to assign its rights under the Manufacturing Agreement, as amended, dated September 14, 2005, between the Company and Ceph International Corp. (“Ceph”), a Commonwealth of Puerto Rico corporation (the “Manufacturing Agreement”), to Lex, in the event that the Inventory Consignment Agreement terminates. Pursuant to the Manufacturing Agreement, the Company has contracted with Ceph to have Ceph manufacture certain cephalexin products for the Company. In addition, if Lex exercises its option hereunder, the Company will be obligated to use commercially reasonable efforts to negotiate and enter into an assignment agreement with Ceph whereby Ceph consents to the assignment of the Manufacturing Agreement to Lex. A copy of the Contingent Manufacturing Agreement is attached as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.
Registration Rights Agreement and Warrants
     The disclosure required in connection with these agreements is included in Item 3.02 and is incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     On November 8, 2007, the Company used a portion of the proceeds obtained from the Asset Transactions to pay off in full all amounts owing under the Credit and Security Agreement, dated June 30, 2006, by and among Merrill Lynch Capital (“Merrill Lynch”), a division of Merrill Lynch Business Financial Services, Inc., in its individual capacity as a Lender and its capacity as agent for such Lenders, the various financial institutions party thereto as “Lenders” and the Company (the “Credit Agreement”). Upon payment of all amounts due under the Credit Agreement, the Credit Agreement was terminated and all obligations thereunder were deemed to be fully released.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.01 of this Current Report is hereby incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
     In connection with, and as consideration for, the transactions with Deerfield described in Item 1.01, on November 7, 2007, the Company issued to the Kef Stockholders and Lex Stockholders warrants (the “Warrants”) to purchase an aggregate of 3,000,000 shares of the common stock, par value $0.01 per share, of the Company (the “Warrant Shares”), at an exercise price of $1.38 per Warrant Share, which was the closing market price of the Company’s common stock on Novmber 7, 2007. The Warrants have a term of six years. A copy of the Form of Warrant is filed as Exhibit 4.1 hereto and incorporated herein by reference.
     The offering of the Warrants was made only to accredited investors, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws. The Company relied on the exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereof and the rules and regulations promulgated thereunder.
     In connection with the offering of the Warrants, the Company entered into a Registration Rights Agreement, dated November 7, 2007, with the Kef Stockholders and the Lex Stockholders, pursuant to which the Company granted the Kef Stockholders and the Lex Stockholders certain registration rights with respect to the Warrants and the Warrant Shares. The Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. The Registration Rights Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 — Financial Statements and Exhibits.
Exhibits

Exhibit	Description
2.1	Asset Purchase Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

2.2	Asset Purchase Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

4.1	Form of Warrant of Middlebrook Pharmaceuticals, Inc.

4.2	Registration Rights Agreement, dated November 7, 2007, by and among Middlebrook Pharmaceuticals, Inc., Deerfield Private Design International Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situation International Limited and Deerfield Private Design Fund, L.P.

10.1	Stock Purchase Agreement, dated November 7, 2007, by and among Deerfield Private Design International Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situation International Limited, Deerfield Private Design Fund, L.P., Deerfield Management, L.P., Kef Pharmaceuticals, Inc. and Middlebrook Pharmaceuticals, Inc.

10.2	Stock Purchase Agreement, dated November 7, 2007, by and among Deerfield Private Design International Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situation International Limited, Deerfield Private Design Fund, L.P., Deerfield Management, L.P., Lex Pharmaceuticals, Inc. and Middlebrook Pharmaceuticals, Inc.

10.3	Inventory Consignment Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.4	Registration and Trademark License Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

10.5	Form of Patent License Agreement, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.6	Form of Patent Sublicense Agreement, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.7	Regulatory Responsibility Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

10.8	Keflex Products Transition Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.9	Contingent Manufacturing Assignment, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

99.1	Press Release issued by Middlebrook Pharmaceuticals, Inc., dated November 7, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.
Date: November 13, 2007	By:	/s/ Robert C. Low
Robert C. Low
Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
2.1	Asset Purchase Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

2.2	Asset Purchase Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

4.1	Form of Warrant of Middlebrook Pharmaceuticals, Inc.

4.2	Registration Rights Agreement, dated November 7, 2007, by and among Middlebrook Pharmaceuticals, Inc., Deerfield Private Design International Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situation International Limited and Deerfield Private Design Fund, L.P.

10.1	Stock Purchase Agreement, dated November 7, 2007, by and among Deerfield Private Design International Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situation International Limited, Deerfield Private Design Fund, L.P., Deerfield Management, L.P., Kef Pharmaceuticals, Inc. and Middlebrook Pharmaceuticals, Inc.

10.2	Stock Purchase Agreement, dated November 7, 2007, by and among Deerfield Private Design International Fund, L.P., Deerfield Special Situations Fund, L.P., Deerfield Special Situation International Limited, Deerfield Private Design Fund, L.P., Deerfield Management, L.P., Lex Pharmaceuticals, Inc. and Middlebrook Pharmaceuticals, Inc.

10.3	Inventory Consignment Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.4	Registration and Trademark License Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

10.5	Form of Patent License Agreement, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.6	Form of Patent Sublicense Agreement, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.7	Regulatory Responsibility Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

10.8	Keflex Products Transition Agreement, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Kef Pharmaceuticals, Inc.

10.9	Contingent Manufacturing Assignment, dated November 7, 2007, by and between Middlebrook Pharmaceuticals, Inc. and Lex Pharmaceuticals, Inc.

99.1	Press Release issued by Middlebrook Pharmaceuticals, Inc., dated November 7, 2007